Virgin America May 18-19, 2015 Exhibit 99.1

Disclaimer

This presentation includes forward-looking statements that are subject to many risks and uncertainties. These forward-
looking statements, such as our statements about our short-term and long-term growth strategies, can sometimes be identified by our use of terms such as “intend,” “expect,” “plan,” “estimate,” “future,” “strive” and similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, those statements involve many risks and uncertainties that may cause our actual results to differ from what may be expressed or implied in our statements. Those risks are discussed in our quarterly report on Form 10-Q, which is on file with the Securities and
Exchange Commission (the “SEC”), particularly in the sections titled “Risk Factors” and “Management’s Discussion and
Analysis of Financial Condition and Results of Operations.” No forward-looking statement is a guarantee of future results, and you should not place undue reliance on our forward-looking statements, which reflect our views as of the date of this presentation. We assume no obligation to update any forward-looking statement contained in this presentation, except as may be required by law.
This presentation contains certain information that has not been presented in accordance with generally accepted accounting principles (“GAAP"). Reconciliations of such information to the most directly comparable GAAP financial measures are included in the Appendix to these slides and in our quarterly report on Form 10-Q. This information should not be considered a substitute for any GAAP financial measures.

Key Investment Highlights

Premium Travel
Experience…
…And an LCC Cost
Structure…
…Combined with a
World Class Brand…
Established Presence
in Key Markets…
…With Significant
Expansion
Opportunities to Drive
Long Term Growth
Flexible fleet plan
New expansion (Dallas)
Slots in LGA and DCA
New destinations and
frequencies that meet
our ROIC requirements
Serve top business and
leisure destinations out
of SFO and LAX focus
cities
Prior network expansion
through 2014-2015
expected to drive RASM
growth
Modern, fuel-efficient
single aircraft fleet
Point-to-Point operations
High aircraft utilization
Outsourced costs
High labor productivity
Virgin brand among the
most recognized in the
US and the World
Facilitates new market
penetration with reduced
marketing costs
Award-winning product
and in-flight experience
in the sky across the
entire fleet
Drives PRASM premium
to other LCCs
approaching or
exceeding legacy
carriers (1)
(1) On a stage-length adjusted basis

A Superior Business Model

Legacy Carriers Low Cost Carriers
Maximizing
Revenue…
First Class Service
Leading In-Flight
Experience
/ /
Brand Premium
/ /
Top Destinations with
Strong Alliance Network
/
Loyalty Program
/
Ancillary Revenue Strategy
Corporate Selling Focus
…While
Keeping
Costs Low
Single Fleet Type
/
Young and Fuel
Efficient Fleet
/ /
Point-to-Point Network
Outsourcing
/
High Labor Productivity
Premium Revenue Generation With a LCC Cost Base

Virgin America at a Glance

Route Network
(1)
Highlights
21 destinations
(1)
53 Airbus A320 family fleet
(40 aircraft on order)
(1)
Focus cities: Los Angeles and
San Francisco
Revenues – $1,490 million
(2)
EBITDAR
(3)
– $319 million
(2)
(21.4% margin)
Passengers – 6.5 million
(2)
Capacity – 97% domestic
(1)
(1) As of 4/28/2015
(2) FY 2014 Non-GAAP (removing impact of IPO related expense and mark-to-market hedging loss)
(3) EBITDAR defined as earnings before interest, taxes, depreciation and amortization, and aircraft rent.

55” pitch, 165 degree recline
Massaging chairs
Distinctive meal service
Spacious cabin
Dedicated flight attendant and
lavatory for 8 seats
Free movies + premium TV
Free live television
In-seat power
Access to paid wi-fi
Extra leg room with 38” pitch
Free food and beverage
Free movies + premium TV
Priority boarding/security
Free live television
In-seat power
Access to paid wi-fi
Custom-designed
Recaro seats
32” – 33” pitch
Full in-flight entertainment
Food and beverage on
demand via seatback screen
Free live television
In-seat power
Access to paid wi-fi
Premium In-Flight Experience

First Class Main Cabin Select Main Cabin
A premium travel experience that is consistent across the entire fleet for all destinations

Award Winning Product
Condé Nast Traveler Reader’s Choice Awards
Best Domestic Airline: 2008, 2009, 2010, 2011, 2012, 2013 & 2014
Condé Nast Traveler Business Travel Poll
Best Business/First Class: 2008, 2009, 2010, 2011, 2012, 2013 & 2014
Best in Consumer Reports
2013 U.S. Airline Rankings
Fortune & Travel + Leisure
Best in Business Travel
Top U.S. Airline, 2014
Travel + Leisure World’s
Best Awards
Best Domestic Airline: 2008,
2009, 2010, 2011, 2012, 2013
& 2014
Best Domestic Airline for Food:
2009 & 2014
SkyTrax 4-Star Airline, 2012
Only the Second U.S. Carrier
to Receive a 4-Star Rating
The quality of our product has been consistently recognized by our guests

PRASM Premium by Market

Source: US DOT O&D Survey, Q3 2014
(1) Weighted average PRASM in all markets where VA and carrier noted both operate
Virgin America PRASM Premium to Industry Peers
(1)
Route Analysis: SFO / LAX - BOS
Route Analysis: SFO / LAX - JFK
Average fare
Average fare
161%
126%
124%
116%
102%
101%
91%
0%
50%
100%
150%
200%
Spirit Southwest JetBlue Delta United American
Airlines
Alaska
$313
$267
$250
$244
$242
$0
$50
$100
$150
$200
$250
$300
$350
Virgin
America
United JetBlue Delta American
Airlines
$357
$331
$311
$290
$264
$0
$50
$100
$150
$200
$250
$300
$350
$400
American
Airlines
United Virgin
America
Delta JetBlue
When Virgin America goes head-to-head, the Company achieves a PRASM premium versus other low cost carriers and some legacy carriers

New Markets Lead to Strong PRASM Performance

Developing Routes - % of Total Capacity
While Virgin America has not grown
meaningfully since 2012 it has
nonetheless had a sizeable portion of its
network still in the developmental stage
over the past 2 years
2012 2013 2014 2015
DCA-SFO SFO-ANC JFK-FLL SFO-HNL
SFO-PHL SFO-AUS DAL-SFO SFO-OGG
LAX-PHL EWR-SFO DAL-LAX BOS-LAS
JFK-PSP EWR-LAX DAL-DCA DAL-AUS
LAX-PDX LAX-LAS DAL-LGA
SFO-PDX LAX-SJC
New Markets
Year-over-year System RASM Growth
13%
15%
6%
10%
17%
8%
14%
7%
0%
5%
10%
15%
20%
25%
30%
35%
2012 2013 2014 2015
13-24 months
<13 months
13.1%
1.2%
9.3%
4.6%
0.0%
4.0%
8.0%
12.0%
16.0%
2010 2011 2012 2013 2014
11.2%

Accelerating Ancillary Revenue

Total Other Revenue per Guest by Type Total Other Revenue
8.3%
% Other
revenue of
total revenue
(in $ millions)
(1) For FY 2014, represents percentage of Total Revenue
(in $ per Guest)
8.8% 9.3% 10.5%
$9.35
$9.45
$9.35 $9.24
$4.24
$5.04
$4.53
$5.00
$2.37
$2.37
$2.67
$2.70
$0.53
$1.85
$3.06
$1.17
$1.52
$2.42
$3.95
$17.13
$18.92
$20.82
$23.95
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2013 2014
Baggage Revenue Change / Cancel In-Flight Express Other Revenue
$86
$118
$132
$156
$0
$40
$80
$120
$160
$200
2011 2012 2013 2014
Ancillary revenue is high margin and makes up approximately 10.8% of total revenue
(1)
Seek to balance charging ancillary fees given our premium product, while being opportunistic in pursuing attractive growth opportunities

Unit Costs Competitive with Other LCCs

YE 3Q 2014 Adjusted CASM Comparison
(1)
(1) CASM adjusted to have implied interest expense on lease fleet removed (7 x Aircraft Rent x 7%), all data from Form 41
(2) ULCC = NK, G4 and F9, LCC = B6, WN, HA and AS, Legacy = UA, DL and AA
(3) Stage length calculated as seat weighted average stage length versus aircraft average stage length
Meaningful cost advantage versus Legacy Carriers
Primary unit cost difference with ULCCs is driven by seat density
ALK
JBLU
DAL
Frontier
ALGT
SAVE
VA
LUV
HA
UAL
AAL
6.0¢
8.0¢
10.0¢
12.0¢
14.0¢
16.0¢
18.0¢
20.0¢
22.0¢
24.0¢
500 700 900 1,100 1,300 1,500 1,700 1,900 2,100 2,300 2,500
Stage Length (miles)
(3)
Adjusted CASM
Legacy Average
(2)
ULCC Average
(2)
LCC Average
(2)

Young, A-320 family fleet reduces complexity and results in lower operating costs
The Company’s long haul, point-to-point network allows it to utilize its assets efficiently
Source: US DOT Form 41
(1) Fleet age represents average age of mainline fleet for Delta, United, and American, and fleet age represents average age of total fleet for all others
(2) LTM data as of Q3 2014; domestic operations, all aircraft, total system
(3) Block hours means the hours during which the aircraft is in revenue service, measured from the time of gate departure before take-off until the time of gate arrival at the destination
Average Age of Fleet in Years by Airline
(1)
Utilization
(2)
Block hours
(3)
per day per aircraft
Young Single Fleet Type and Point-to-Point Network Supports Low Costs
21
17
13
13
11
9
9
8
6
5
0
5
10
15
20
25
Allegiant Delta United American
Airlines
Southwest Alaska Hawaiian Jetblue Virgin
America
Spirit
12.1
11.7
10.9
10.6
10.4
10.0
10.0
9.9
9.7
9.2
0.0
3.0
6.0
9.0
12.0
15.0
Spirit JetBlue Virgin
America
United Alaska Southwest US
Airways
Delta American
Airlines
Hawaiian
All fleet age figures as of Q4 2014, except Allegiant (9/30/14), and American Airlines (YE2013)

Source: US DOT Form 41, Equipment statistics for LTM Q3 2014, Employee statistics for YE 2013
Note: Hard block per pilot and per in-flight teammate calculated using a weighted average for LCC and legacy carriers. Values displayed represent only domestic data and exclude international flying and the applicable headcount for the peer group.
(1) LCC index includes Southwest, JetBlue, Frontier, Allegiant and Spirit
(2) Legacy carriers index includes American, Alaska, Delta, United and US Airways
High Labor Productivity
Hard Block Per Pilot Hard Block Per In-Flight Teammate (ITM)
(1)
(2)
(1)
(2)
60
53
47
Virgin America LCC Avg Legacy Avg
62
57
46
Virgin America LCC Avg Legacy Avg

Highlights Total Employees per Billion ASMs
(1)
Outsourcing Provides Lower Costs and Increased Flexibility
Source: SEC filings
(1) Data as of FY 2014
(2) As of 12/31/2014
Revenue per Employee
(1)
(in thousands)
Teammates
by Work
Group
(2)
$544
$472
$463
$458
$452
$439 $438
$430
$402
$385
$0
$100
$200
$300
$400
$500
$600
Virgin
America
Allegiant United Spirit American
Airlines
Delta JetBlue Hawaiian Southwest Alaska
224
258
270
295
315
332
353
387
392
397
Virgin
America
Spirit Allegiant JetBlue Hawaiian Delta Southwest Alaska United American
Airlines
0
100
200
300
400
500
Pilots
22%
Inflight
30%
Guest Services
23%
Maintenance
Technicians
4%
Management and
Other
21%
Our business model provides a lower cost operating environment and increased flexibility
• Ground handling
• Heavy maintenance
• Call center
• Catering
• Fuel procurement
• Aircraft parts management
Outsourcing provides us the flexibility to spend as needed and keep costs low
Virgin America outsources functions that are not passenger-facing to reduce costs:

Growth in existing markets undertaken when margins and load factors are high and VA does not have a dominant position (avoid cannibalization)
Identify new markets where our product competes effectively
• Large markets
• Generally, fragmented competition
• Current fare structures which, when adjusted for our entry and competitive response, can generate PRASM required to meet our ROIC hurdle
• The company generally targets no more than 10% of capacity in new or developing markets
Look for markets that can generate returns equal to or greater than our current ROIC
(11% tax adjusted, 16.9% pre-tax)
Continual monitoring of market performance – if conditions change we will redeploy capacity to new markets that meet our ROIC hurdle
Approximate 10% long-term growth rate optimizes operational constraints, cost structure and revenue performance

Disciplined Approach to Planning and Investing in Growth

Introducing service in large business markets where we require a small amount of share to be profitable

Market Frequencies
SFO 4
LAX 4
LGA 4
DCA 3
AUS 5
Total 20
DAL Growth Diversifies our Network
Added Dallas Love Field (DAL) in October 2014
upon expiration of Wright Amendment
Virgin America has shifted existing SFO/LAX-DFW
service to DAL while adding LGA, DCA and AUS
markets
• Attractive opportunity in capacity constrained
airport
• Competition at LGA and DCA limited by slots
• Primary competition is Southwest, which lacks
first class/main cabin select products, fleet-
wide wifi and robust in-flight entertainment
Virgin America’s Dallas Love Field Plan
DAL at Maturity

Growth Opportunities in SFO and LAX
Top SFO O&D Domestic Market PDEWs
Top LAX O&D Domestic Market PDEWs
Next 20 SFO O&D Domestic Market PDEWs
Next 20 LAX O&D Domestic Market PDEWs
PDEWs
PDEWs PDEWs
PDEWs
Source: US DOT O&D Survey, Q3 2014
Note: PDEW stands for “passengers daily each way”
2,702
2,561
1,664
1,609
1,563
1,497
1,445
1,378
1,209
1,092
0
500
1,000
1,500
2,000
2,500
3,000
3,500
LAX JFK BOS ORD EWR SEA LAS SAN DEN IAD
951
910
823
757
732
668 655
559 551 549
511
475
458
391
337 337
302 299 281
272
0
500
1,000
1,500
2,000
2,500
3,000
3,500
3,461
2,702
1,797 1,792
1,631
1,550 1,537
1,499
1,421 1,396
0
500
1,000
1,500
2,000
2,500
3,000
3,500
1,181
1,119
1,101
978
871 860
790 783 772
761 754
726 720 718
676
626
523 522 506
477
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Leveraging our presence to expand in additional major business  and high-end leisure markets
Virgin America currently not present in this domestic market

Hawaii high-demand leisure routes are
well-suited for our product and network
geography
• In 2014 SFO-HNL/OGG (combined)
was 79% SFO originating (higher
than any current market served by
Virgin America)
• US Mainland to Hawaii traffic peaks
in 1Q which will help strengthen a
seasonally weak quarter for the
airline
• Large market with over 2,000
PDEWs
• Market has grown faster than US
average (28% since 2000 versus
6% growth for U.S. Domestic)
18
Hawaii – An Attractive Opportunity for California and Beyond
High average fares make Hawaii an
attractive market:
• OGG has higher average fares than
any of VA’s current SFO markets
2014 Average Fares From SFO
(1)
(1) Data for full year 2014 from the US DOT O&D Survey
$311
$298
$290 $290
$282
$279
$279
$268
$263
$246
$221
$150
$170
$190
$210
$230
$250
$270
$290
$310
$330
OGG JFK EWR IAD HNL BOS PHL DCA CUN MCO FLL
Average = $272
Distance 2,338 2,586 2,565 2,419 2,399 2,704 2,521 2,442 2,408 2,445 2,583

While we are California based, we
have a relatively low penetration rate
across the state of California
California has the largest intrastate
market with over 18K PDEWs (for
comparison Texas is the second
largest at ~7K)
Virgin America currently only carries
7% of that traffic
Out of 22 intra-California markets
operated today, Virgin America
operates in 3
Market leader in SFO – LAX, which is
the largest intra-California market
California Markets & Virgin America Share (YE 3Q14)
19
Intra-California Markets Represent Untapped Potential
Highlights
PDEWs
Source: US DOT O&D Survey, Q3 2014
Note: PDEW stands for “passengers daily each way”
5,953
5,896
4,476
4,172
3,638
3,468
3,078
2,175
1,516
923
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
SFO LAX OAK SAN SJC SMF SNA BUR ONT LGB
Virgin America PDEW (Share) Total PDEW

Strong Momentum in Financial Performance
Revenue EBIT
(2)
EBITDAR
(1)
2011 – 2012
Achieving scale
2012 – 2013
Path to profitability
2013
Profitable airline
Aggressive network expansion
(~28% CAGR in ASMs)
Build large enough network to
be relevant to our key customer
demographics
Slow growth by cancelling /
deferring aircraft orders
Lower aircraft ownership
expense
Increase RASM through network
changes, improved revenue
management and ancillaries
$113 million improvement in
operating income
First full year of profitability
Strong foundation for future
profitability established through
restructuring, scale and
customer buy-in
(mm) (mm) (mm)
$951
$1,215
$1,289
$1,329
$86
$118
$135
$161
$1,037
$1,333
$1,425
$1,490
$0
$500
$1,000
$1,500
$2,000
2011 2012 2013 2014
Passenger Other
$171
$216
$297
$319
$0
$50
$100
$150
$200
$250
$300
$350
$400
2011 2012 2013 2014
($27)
($32)
$81
$121
($50)
$0
$50
$100
$150
2011 2012 2013 2014
(1) EBITDAR defined as earnings before interest, taxes, depreciation and amortization, and aircraft rent.
(2)
EBIT excludes special items

Strong Balance Sheet Positioned for Future Growth

Net Debt to EBITDAR Liquidity / LTM Revenue
Source: SEC filings
~45%
decrease
Airlines
36.7%
35.7%
30.2%
26.8%
26.4%
22.5%
21.4%
21.3%
14.7%
12.9%
0.0%
10.0%
20.0%
30.0%
40.0%
Allegiant Spirit Hawaiian Virgin
America
Alaska JetBlue Southwest American United Delta
6.2x
3.5x
0.0x
2.0x
4.0x
6.0x
8.0x
9/30/2014 12/31/2014
Note: LTM as of Q4 2014. Liquidity defined as unrestricted cash and undrawn amount on credit facilities. Total adjusted net debt calculated as net debt plus seven times LTM Q4 2014 aircraft rent expense

Return on Invested Capital
Source: SEC filings
LTM Q4 2014 ROIC
17.4%
16.7%
16.0%
15.6%
12.6%
11.2%
10.5%
9.9%
9.5%
7.8%
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
Alaska Allegiant Southwest Spirit American
Airlines
Virgin
America
United Delta Hawaiian JetBlue
Note: ROIC calculated as (LTM adj. operating income + rent + addbacks + net pension / OPEB interest cost – taxes) divided by invested capital.
Average invested capital defined as lease-adjusted debt plus shareholders’ equity plus net pension liabilities. Taxes calculated based on a 35% tax rate applied to rent-adjusted operating income
Competitive return on invested capital with potential for further improvement due to recent restructuring initiatives

Key Investment Highlights

Premium Travel
Experience…
…And an LCC Cost
Structure…
…Combined with a
World Class Brand…
Established Presence
in Key Markets…
…With Significant
Expansion
Opportunities to Drive
Long Term Growth

Confidential Presentation Appendix

Virgin America’s fleet plan allows for rational growth and provides flexibility
Ability to match growth in 2017 – 2019 to market opportunity
2020-2022 NEOs can be growth aircraft or replacement aircraft
25
Fleet Plan Overview
Fleet Plan
Total fleet
53 53 53
52 52 52
51
50
41
27
5
10 10 10 10
20
30
40
0
10
20
30
40
50
60
70
80
90
100
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Aircraft coming off lease
Current fleet
New deliveries
2014 - 2016 CAGR: 9%
2019 - 2022 CAGR: 14%
1
1
1
2
3
12
26

GAAP to Non-GAAP Reconciliations
Operating EBITDAR
Income EBITDAR Margin
GAAP 96,415 $         295,258 $       19.8%
Items excluded:
IPO-related expenses (1) 20,279 19,835 1.3%
Airport exit costs (2) 1,040 1,040 0.1%
Mark-to-market fuel hedge adjustments (3) 2,809 2,809 0.2%
Non-GAAP 120,543 $       318,942 $       21.4%
(1) Special item exclusion related to compensation and other costs associated with the IPO principally includied in Salaries Wages and Benefits in the Consolidated Statement of Operations
(2) Costs associated with terminating service to Philadelphia International Airport and Dallas / Fort Worth
Airport, principally included in Landing Fees and Other Rent in the Consolidated Statement of
Operations
(3) Mark-to-market adjustments for fuel hedges related to 2015 that did not qualify for hedge accounting treatment, included in Aircraft Fuel Expense in the Consolidated Statement of Operations